UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Golden Minerals Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PROXY

GOLDEN MINERALS COMPANY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 16, 2017

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice and Proxy Statement and Annual Report to Stockholders are available at www.viewproxy.com/GoldenMinerals/2017AM.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 8, 2017 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of Golden Minerals Company.

Notice is hereby given that the Annual Meeting of Stockholders of Golden Minerals Company will be held on May 16, 2017 at 350 Indiana Street, 1st Floor Conference Center, Golden, Colorado 80401, at 9:00 A.M. Local Time for the following purposes:

(1)     Election of Directors:

01  Jeffrey G. Clevenger

02  Warren M. Rehn

03  W. Durand Eppler

04  Ian Masterton-Hume

05  Kevin R. Morano

06 Terry M. Palmer

07  Andrew N. Pullar

08  David H. Watkins

(2)                To ratify the selection of EKS&H LLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The Board of Directors recommends a vote FOR the Election of Directors and FOR Proposal 2.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

Go to www.viewproxy.com/GoldenMinerals/2017AM. Have the 11-digit control number avail- able when you access the website and follow the instructions.

877-777-2857 TOLL FREE

requests@viewproxy.com

* If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11-digit control number located in the box below to vote via Internet or to request proxy materials.

CONTROL NO.

GOLDEN MINERALS COMPANY

350 Indiana Street

Suite 800

Golden, Colorado  80401

PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE

The following proxy materials are available to you to review:

• The Company’s 2016 Annual Report on Form 10-K

• The Company’s 2017 Proxy Statement

HOW TO ACCESS YOUR PROXY MATERIALS

View Online:

Have your 11-digit control number in hand and visit http://www.viewproxy.com/GoldenMinerals/2017AM

Request and Receive a Paper or E-Mail Copy:

By Internet:  http://www.viewproxy.com/GoldenMinerals/2017AM

By Telephone:  1-877-777-2857  TOLL FREE

By E-Mail:  requests@viewproxy.com. Please include “GoldenMinerals” and your 11-digit control number in the subject line; do not include any other text or message in the e-mail.

VOTING METHODS

Via Internet: Go to http://www.viewproxy.com/GoldenMinerals/2017AM. Have your 11-digit control number available and follow the prompts.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card.

Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail.

Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.

In Person: You may vote your shares in person at the 2017 Annual Meeting.